SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                         MUNICIPAL ADVANTAGE FUND INC.

                           One World Financial Center
                              200 Liberty Street
                            New York, New York 10281



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                January 15, 1999





To the Stockholders:


     The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 26, 1999, at 11:30 A.M., for the purposes of considering and voting upon:


          1. The election of directors (Proposal 1).

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1999 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on December 30, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.



                                          By Order of the Board of Directors,


                                          /s/ Deborah Kaback
                                          Deborah Kaback
                                          Secretary

--------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.



     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                 REGISTRATION




 CORPORATE ACCOUNTS                                   VALID SIGNATURE
 (1) ABC Corp. ....................................   ABC Corp. (by John Doe, Treasurer)
 (2) ABC Corp. ....................................   John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
 (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

 TRUST ACCOUNTS
 (1) ABC Trust ....................................   Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d/ 12/28/78 .........   Jane B. Doe

 CUSTODIAL OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ................   John B. Smith
 (2) John B. Smith ................................   John B. Smith, Jr., Executor

                         MUNICIPAL ADVANTAGE FUND INC.

                           One World Financial Center
                              200 Liberty Street
                            New York, New York 10281


                             ---------------------
                                PROXY STATEMENT
                             ---------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 26, 1999, at 11:30 A.M. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 15, 1999. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 IS AVAILABLE, FREE OF CHARGE, BY CONTACTING THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-207-6909. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR Proposal 2. The close of business on December 30, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     Value Advisors LLC ("Value Advisors" or the "Investment Manager"), whose principal business address is c/o PIMCO Advisors L.P., 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660, is the Fund's investment manager. OpCap Advisors ("OpCap"), whose principal business address is One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment adviser and administrator.


                              SUMMARY OF PROPOSALS



PROPOSAL                           CLASS OF STOCKHOLDERS SOLICITED
--------------------------------   --------------------------------------------
1. Election of Directors
     Raymond D. Horton               Holders of Preferred Stock and Common Stock
     Stephen J. Treadway             Holders of Preferred Stock

2. Ratification of Selection of
     Independent Accountants         Holders of Preferred Stock and Common Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS


     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class II Directors to hold office until the 2002 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The terms of office of the Class I and Class III Directors expire at the Annual Meetings of Stockholders in 2001 and 2000, respectively, or thereafter, in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Mr. Horton's nomination will be voted on by the holders of the Fund's Preferred Stock and Common Stock, voting together as a single class. Mr. Treadway has been designated as a Preferred Stock Director and, accordingly, his nomination will be voted on by the holders of the Fund's Preferred Stock only.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Both of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning each nominee for election as a director:


                                                                         COMMON STOCK            PREFERRED STOCK
                                                                     BENEFICIALLY OWNED,       BENEFICIALLY OWNED,
                                                                   DIRECTLY OR INDIRECTLY,   DIRECTLY OR INDIRECTLY,
                                                                     ON DECEMBER 31, 1998     ON DECEMBER 31, 1998
                                                                  ------------------------- ------------------------
NOMINEES AND PRINCIPAL OCCUPATIONS                DIRECTOR
DURING THE PAST FIVE YEARS                         SINCE     AGE          SHARES (A)               SHARES (A)
----------------------------------------------- ----------- ----- ------------------------- ------------------------
CLASS II NOMINEES TO SERVE UNTIL 2002
 ANNUAL MEETING OF STOCKHOLDERS
Raymond D. Horton, Member of Audit Committee;      1994      59             -0-                       -0-
 Professor, Columbia University
 Graduate School of Business; President,
 Citizens Budget Commission, Inc.
 (1986-1998)
Stephen J. Treadway*, Chairman; Executive Vice
President of PIMCO Advisors L.P. and               1997      51             -0-                       -0-
 Chairman and President of PIMCO Funds
 Distributors LLC and its predecessor (May
 1996-Present); Executive Vice President of
 Value Advisors LLC (November
 1997-Present); formerly, employed by Smith
 Barney Inc. for over 18 years, serving in
 various senior officer positions.

     The following table provides information concerning the directors serving until the 2000 and 2001 Annual Meetings of Stockholders:

                                                                         COMMON STOCK            PREFERRED STOCK
                                                                     BENEFICIALLY OWNED,       BENEFICIALLY OWNED,
                                                                   DIRECTLY OR INDIRECTLY,   DIRECTLY OR INDIRECTLY,
                                                                     ON DECEMBER 31, 1998     ON DECEMBER 31, 1998
                                                                  ------------------------- ------------------------
DIRECTORS AND PRINCIPAL OCCUPATIONS               DIRECTOR
DURING THE PAST FIVE YEARS                         SINCE     AGE          SHARES (A)               SHARES (A)
----------------------------------------------- ----------- ----- ------------------------- ------------------------
CLASS III DIRECTOR SERVING UNTIL 2000
 ANNUAL MEETING OF STOCKHOLDERS
Jeswald W. Salacuse, Member of Audit               1994      60             246                       -0-
 Committee; Henry J. Braker Professor of
 Commercial Law, The Fletcher School of Law
 & Diplomacy, Tufts University (1990-Present);
 Dean, The Fletcher School of Law &
 Diplomacy, Tufts University (1986-1994).
CLASS I DIRECTOR SERVING UNTIL 2001 ANNUAL
 MEETING OF STOCKHOLDERS
Robert L. Rosen, Member of Audit Committee;        1993      52             -0-                       -0-
 Chief Executive Officer, RLR Partners, L.L.C.
 (general partner of private investment fund);
 Chairman, Damon Corporation (1989-1993);
 Director, Samsonite Corporation
 (1996-Present); Director, Mariner Post-Acute
 Network, Inc. (1997- Present).

----------
* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Value Advisors, the Fund's investment manager.
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

     Each of Messrs. Rosen, Salacuse and Treadway serves as a director of certain other U.S. registered investment companies, as described below. Mr. Rosen serves as a director for two other investment companies co-advised by Value Advisors and Salomon Brothers Asset Management Inc ("SBAM"). Mr. Salacuse is a director of four other registered investment companies co-advised by Value Advisors and SBAM, four other registered investment companies advised by SBAM and two other registered investment companies advised by Advantage Advisers, Inc. Mr. Treadway is a director of one other registered investment company advised by both Value Advisors and OpCap and of one other investment company advised by PIMCO Advisors L.P. At December 31, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 6,643,193 shares of Common Stock equal to approximately 92% of the outstanding shares of Common Stock of the Fund and 1,100 shares of Preferred Stock equal to 100% of the outstanding shares of Preferred Stock of the Fund.


     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Treadway, the current officers of the Fund are:



NAME                        OFFICE                 AGE   OFFICER SINCE
--------------------------- --------------------- ----- --------------
    Bernard H. Garil        President              58        1997

    Matthew Greenwald       Executive              44        1997
                            Vice President

    Newton B. Schott, Jr.   Executive              56        1997
                            Vice President and
                            Assistant Secretary

    Richard L. Peteka       Treasurer              37        1997

    Deborah Kaback          Secretary              47        1997

    Robert Brault           Assistant Treasurer    33        1998

     Mr. Garil is President of OpCap Advisors and a Managing Director of Oppenheimer Capital. He is also a limited partner of PIMCO Advisors L.P. and PIMCO Advisors Holdings L.P. Mr. Greenwald is Senior Vice President and Portfolio Manager of Oppenheimer Capital. Mr. Schott has served as Senior Vice President of Value Advisors since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and

Secretary to PIMCO Advisors L.P. In addition, since November 1994, Mr. Schott has served as Secretary and General Counsel for Columbus Circle Investors. Mr. Peteka is a Vice President of Oppenheimer Capital. Ms. Kaback is a Senior Vice President of Oppenheimer Capital. Mr. Brault is a Vice President of Oppenheimer Capital.


     The Fund's Audit Committee is composed of Messrs. Horton, Rosen and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the fiscal year ended October 31, 1998. The Fund has no nominating or compensation committees.


     During the fiscal year ended October 31, 1998, the Board of Directors met four times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.


     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by Value Advisors during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 1998 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. No remuneration was paid during the fiscal year ended October 31, 1998 by the Fund to Mr. Treadway, who was a director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with Value Advisors.



                                           TOTAL COMPENSATION
                           AGGREGATE        FROM OTHER FUNDS
                         COMPENSATION          ADVISED BY
NAME OF DIRECTOR           FROM FUND         VALUE ADVISORS         TOTAL COMPENSATION
---------------------   --------------   ----------------------   ----------------------
                                         DIRECTORSHIPS (A)        DIRECTORSHIPS (A)
Raymond D. Horton           $7,450       $     0                  $ 7,450(1)
Jeswald W. Salacuse         $8,500       $32,700(4)               $41,200(5)
Robert L. Rosen             $7,450       $14,900(2)               $22,350(3)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, the Fund's investment advisers and their respective directors and certain officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 1998.

REQUIRED VOTE

     Election of Mr. Horton as a director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. Election of Mr. Treadway as a director requires the affirmative vote of the holders of a plurality of the shares of the Preferred Stock of the Fund present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.


                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at October 31, 1998, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock and Preferred Stock of the Fund, voting together as a single class, present in person or represented by proxy at the Annual Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast for the foregoing purpose.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in the year 2000, must be received by the Fund (addressed to Municipal Advantage Fund Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 17, 1999. Any stockholder who desires to bring a proposal at the Fund's year 2000 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from November 28, 1999 to December 28, 1999.


                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Value Advisors and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investors Communications, Inc. will provide certain services in connection with the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500 plus disbursements.

January 15, 1999

                          MUNICIPAL ADVANTAGE FUND INC.

                                 PREFERRED STOCK

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 26, 1999
               This Proxy is Solicited on Behalf of the Directors

The undersigned hereby appoints Stephen Treadway, Thomas Duggan, Bernard Garil and Deborah Kaback, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, New York, New York 10281 on February 26, 1999, at 11:30 a.m., and any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 15, 1999, and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------
                                 PREFERRED STOCK

Mark box at right if  an address change or comment has been noted on the reverse
side of this card.                                              /__ /

Mark box at right if you plan to attend the meeting.            /__ /

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE, "FOR"
    PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2.

1.   Election of Directors              For all       With-          For all
                                       Nominees       hold           Except

                                        /__ /         /__ /           /__ /

     Class II to serve until year 2002 Annual Meeting of Stockholders

     Raymond D. Horton
     Stephen J. Treadway

     NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the Year ending October 31, 1999.

                                         For         Against         Abstain

                                        /__ /         /__ /           /__ /

3.   Any other business that may properly come before the meeting.

                                               ---------------------------------
Please be sure to sign and date this Proxy.    Date
--------------------------------------------------------------------------------


-------Stockholder sign here---------------------Co-owner sign here-------------


RECORD DATE SHARES:

                          MUNICIPAL ADVANTAGE FUND INC.

                                  COMMON STOCK

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 26, 1999
               This Proxy is Solicited on Behalf of the Directors

The undersigned hereby appoints Stephen Treadway, Thomas Duggan, Bernard Garil and Deborah Kaback, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, New York, New York 10281 on February 26, 1999, at 11:30 a.m., and any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 15, 1999, and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the approximate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including the nominee for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND
           RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

--------------------------------      ------------------------------------------

--------------------------------      ------------------------------------------

--------------------------------      ------------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------
                           COMMON STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                 /__ /

Mark box at right if you plan to attend the meeting.       /__ /

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
     PROPOSALS 1 (INCLUDING THE NOMINEE FOR DIRECTOR) AND 2.

1.   Election of Director.                    For the          With-
                                              Nominee          hold

                                              /__ /           /__ /

     Class II to serve until year 2002 Annual Meeting of Stockholders:

     Raymond D. Horton

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the Year ending October 31, 1999.

                                         For         Against         Abstain

                                        /__ /         /__ /           /__ /

3.   Any other business that may properly come before the meeting.

                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date

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